UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019

ANSYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 ANSYS Drive Canonsburg, Pennsylvania		15317
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 462-6797

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ANSS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into Material Definitive Agreement.

On October 16, 2019, ANSYS, Inc. (the “Company”) entered into an amendment (the “Credit Agreement Amendment”) to its existing Credit Agreement with a syndicate of financial institutions, including Bank of America, N.A. as the Administrative Agent, dated as of February 22, 2019 (the “Credit Agreement”), which Credit Agreement Amendment provides for a new $500 million unsecured term loan facility to be advanced by the lenders thereunder to the Company to finance the Company’s previously announced and pending acquisition of Livermore Software Technology Corporation, a California corporation, pursuant to the Agreement and Plan of Merger, dated as of September 11, 2019, by and among the Company, Peloton Merger Sub 1, Inc., a California corporation, Peloton Merger Sub 2, LLC, a Delaware limited liability company, Livermore Software Technology Corporation and Dr. John Hallquist (the “Acquisition”). The term loan will be funded in full upon the closing of the Acquisition and will mature on the date that is five years from the date of funding. Principal on the term loan will be payable on the last business day of each fiscal quarter commencing with the ninth full fiscal quarter after the funding date at a rate of 5% per annum, increasing to 10% per annum after the next four fiscal quarters. All other terms, including financial covenants and the applicable interest rate on all loans under the Credit Agreement, including the new term loan, remain the same. The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated October 16, 2019, by and among ANSYS, Inc., the lenders party thereto and Bank of America, N.A

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, Inc.

Date: October 21, 2019	By:	/s/ Maria T. Shields
Maria T. Shields
Senior Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)